UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant þ
Filed by a Party other than the Registrant ¨
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
þ Definitive Additional Materials
¨ Soliciting Material Pursuant to Section 240.14a -12

OFFICE DEPOT, INC. (Name of Registrant as Specified In Its Charter)

N/A
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
þ	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Class A Common Shares, Class B Common Shares
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The following letter was sent to Office Depot, Inc. stockholders on March 24, 2008:

RE-ELECT YOUR ENTIRE BOARD OF DIRECTORS
VOTE THE ENCLOSED WHITE PROXY CARD TODAY

Dear Fellow Stockholder:

     As you know, the Office Depot, Inc. (“Office Depot”) 2008 Annual Meeting of Stockholders is currently scheduled for April 23, 2008. Recently, the Levitt Corporation, a Florida based real estate development company, and certain of its affiliates (“Levitt Corp”), nominated two dissident director candidates for election to your Board of Directors. Your Board of Directors strongly urges all Office Depot stockholders to reject the dissident nominees and to vote FOR the Company’s directors on the enclosed WHITE proxy card today.

OFFICE DEPOT HAS THE RIGHT BOARD IN PLACE; YOUR MANAGEMENT TEAM CONTINUES TO IMPLEMENT A STRONG LONG-RANGE PLAN

     Levitt Corp is attempting, through the nomination of its two dissident directors, to remove from the Office Depot Board your current Chairman and Chief Executive Officer and your former Chairman and Chief Executive Officer. We believe that removing two of the most experienced retailing executives from the Office Depot Board would be highly disruptive and could destabilize the Company and damage prospects for a successful turnaround.

     Office Depot is now operating in an exceedingly challenging economic environment: our customers in North America (which represented approximately 73% of our total sales in 2007) are predominantly small and home office businesses that cannot be expected to maintain their spending as U.S. macroeconomic conditions deteriorate. Despite the challenging economic environment facing the Company, total sales increased to $15.5 billion in 2007, up 3% compared to 2006, and sales in the Company’s international division increased 15% in U.S. dollars and 6% in local currencies. Your Board is addressing key issues affecting the Company’s future growth and taking steps to return the Company to its performance levels in 2006, and the election of the Levitt Corp’s slate of directors could interrupt these efforts and jeopardize the Company’s prospects for a successful turnaround.

     WE ARE TAKING EVERY STEP NECESSARY TO IMPROVE
PERFORMANCE AND INCREASE VALUE FOR ALL STOCKHOLDERS

     Your Board and management are confident that we are taking every step necessary to improve Office Depot’s performance. In our opinion, we have in place a thoughtful, long-range strategic plan designed to increase value for all of Office Depot’s stockholders. In recent weeks we have met with a number of stockholders to hear your views and we intend to meet with more stockholders in the coming weeks to discuss our turnaround plan going forward.

     Each of our three divisions has detailed action plans in place to improve margins and drive sales and earnings growth. Included among the actions your Company has already taken are:

  A significant reduction in new store openings and the remodeling of existing stores;
  Aggressive measures to cut spending and shore up margins;
  Opening regional offices to support global business expansion, including a global sourcing office in Shenzhen, China;
  Continuing to grow North American Business Solutions, which posted strong double-digit sales growth in the technology product segment and with public sector customers;
  Adding talented leaders to the senior management ranks to drive the Company’s performance long-term;
  Increasing private brand penetration and focusing on ways to improve customer satisfaction; and
  Adding customers by improving product value offerings, growing loyalty programs and enhancing service offerings to complement product offerings.

     We intend to leave no stone unturned as we move forward and we pledge to you, our stockholders, that this Board and management team is fully committed to taking all steps necessary so that we can again deliver compelling value for stockholders.

LEVITT CORP HAS NOT DISCLOSED A PLAN TO IMPROVE OUR PERFORMANCE

     In contrast to Office Depot’s detailed turnaround plan that deals head-on with the difficult macroeconomic environment we face today, Alan Levan, Chairman and Chief Executive Officer of Levitt Corporation, was publicly reported to have admitted that the Levitt Corp has no strategic plan for Office Depot:

[I]t’s too soon to discuss whether [Levitt Corp] has a strategic plan for turning around the company.
— Alan Levan, CEO of Levitt Corporation South Florida Sun Sentinel, March 18, 2008*

LEVITT CORP’S NOMINATION PROCESS IS DISRUPTIVE

     Your Board is comprised of proven business leaders who are committed to doing what is in the best interests of Office Depot and ALL of its stockholders. Each of your directors has extensive knowledge of, and a commitment to, Office Depot and its businesses. After carefully considering the Levitt Corp’s nominees, your Board has unanimously determined that they are not the right persons to serve as Office Depot directors.

     Levitt Corp acquired all of its shares in Office Depot this month, purchasing the bulk of its shares only the week before launching its proxy contest. In filing its proxy, Levitt Corp disregarded the advance notice provisions in our bylaws applicable to all of our stockholders, and has sued us to have those provisions, which are meant to protect the interests of all of our stockholders, nullified. Your Board has serious concerns regarding the motivations of Levitt Corp in acquiring its shares, and these concerns are exacerbated by the poor recent performance of Levitt Corporation, including the approximate 93% drop in its share price over the past three years, and the recent bankruptcy of its wholly owned subsidiary Levitt and Sons, LLC. We are also concerned about the poor performance of BankAtlantic Bancorp, a corporation for which Alan Levan also serves as Chairman and Chief Executive Officer and where one of the dissident nominees is employed, including the approximate 75% drop in its share price over the past three years.

     We ask our stockholders to carefully consider what expertise Levitt Corp will provide to your Company, and whether the Levitt Corp nominees will responsibly make decisions in the best interests of all our stockholders, and not just those of Levitt Corp.

WE URGE ALL STOCKHOLDERS TO SUPPORT YOUR BOARD AND SENIOR MANAGEMENT TEAM AND VOTE THE WHITE PROXY CARD TODAY

     Your Board and management team have demonstrated an unwavering commitment to building value for all Office Depot stockholders and are positioning the Company for sustainable and profitable growth. We strongly urge all Office Depot stockholders to support your Board of Directors and vote FOR the Company’s directors on the enclosed WHITE proxy card today.

We thank you for your continued support of Office Depot.

On behalf of the Board of Directors,

Sincerely,
/s/ Steve	/s/ Neil
Steve Odland	Neil R. Austrian
Chairman of the Board and Chief Executive Officer	Lead Director

* Permission to excerpt was neither sought nor obtained.

Additional Information

In connection with the solicitation of proxies, Office Depot filed with the Securities and Exchange Commission (the “SEC”) and mailed to stockholders a definitive proxy statement dated March 14, 2008 as supplemented by proxy supplement no. 1 dated March 24, 2008 (the “Proxy Statement”). The Proxy Statement contains important information about Office Depot and the 2008 annual stockholders meeting. Office Depot’s stockholders are urged to read the Proxy Statement carefully. Stockholders may obtain additional free copies of the Proxy Statement and other relevant documents filed with the SEC by Office Depot through the website maintained by the SEC at www.sec.gov. The Proxy Statement and other relevant documents may also be obtained free of charge from Office Depot by contacting Investor Relations in writing at Office Depot at 2200 Old Germantown Road, Delray Beach, FL; or by phone at 561-438-3657; or by email at brian.turcotte@officedepot.com. The Proxy Statement is also available on Office Depot’s website at www.officedepot.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the Proxy Statement. Stockholders may also contact MacKenzie Partners, Inc. with questions or requests for additional copies of the proxy materials by calling toll-free (800) 322-2885 or collect (212) 929-5500, or by email at officedepotproxy@mackenziepartners.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS:

The Private Securities Litigation Reform Act of 1995, as amended (the “Act”), provides protection from liability in private lawsuits for “forward-looking” statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the “safe harbor” provisions of the Act. Certain statements made in this letter are “forward-looking” statements under the Act. Except for historical financial and business performance information, statements made in this letter should be considered “forward-looking” as referred to in the Act. Much of the information that looks towards future performance of our company is based on various factors and important assumptions about future events that may or may not actually come true. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made in this letter. Certain risks and uncertainties are detailed from time to time in our filings with the SEC. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. The Company’s SEC filings are readily obtainable at no charge at www.sec.gov and at www.freeEDGAR.com, as well as on a number of other commercial web sites.

The following press release was issued by Office Depot, Inc. on March 24, 2008:

CONTACTS:

Brian Turcotte
Investor Relations
(561) 438-3657
brian.turcotte@officedepot.com

Brian Levine
Public Relations
(561) 438-2895
brian.levine@officedepot.com

David Reno / Dan Gagnier
Sard Verbinnen & Co.
(212) 687-8080
dreno@sardverb.com /
dgagnier@sardverb.com

OFFICE DEPOT URGES STOCKHOLDERS TO SUPPORT COMPANY’S DIRECTOR NOMINEES

Recommends Stockholders Vote FOR Experienced Company Director Nominees And Reject Levitt Corp’s Opposition Slate

Delray Beach, Fla., March 24, 2008 -- Office Depot, Inc. (NYSE: ODP), a leading global provider of office products and services, today mailed the following letter to all of the Company’s stockholders urging them to vote for the Company’s director nominees in connection with the Company’s 2008 Annual Meeting of Stockholders.

RE-ELECT YOUR ENTIRE BOARD OF DIRECTORS VOTE THE ENCLOSED WHITE PROXY CARD TODAY

Dear Fellow Stockholder:

     As you know, the Office Depot, Inc. (“Office Depot”) 2008 Annual Meeting of Stockholders is currently scheduled for April 23, 2008. Recently, the Levitt Corporation, a Florida based real estate development company, and certain of its affiliates (“Levitt Corp”), nominated two dissident director candidates for election to your Board of Directors. Your Board of Directors strongly urges all Office Depot stockholders to reject the dissident nominees and to vote FOR the Company’s directors on the enclosed WHITE proxy card today.

OFFICE DEPOT HAS THE RIGHT BOARD IN PLACE; YOUR MANAGEMENT TEAM

CONTINUES TO IMPLEMENT A STRONG LONG-RANGE PLAN

     Levitt Corp is attempting, through the nomination of its two dissident directors, to remove from the Office Depot Board your current Chairman and Chief Executive Officer and your former Chairman and Chief Executive Officer. We believe that removing two of the most experienced retailing executives from the Office Depot Board would be highly disruptive and could destabilize the Company and damage prospects for a successful turnaround.

     Office Depot is now operating in an exceedingly challenging economic environment: our customers in North America (which represented approximately 73% of our total sales in 2007) are predominantly small and home office businesses that cannot be expected to maintain their spending as U.S. macroeconomic conditions deteriorate. Despite the challenging economic environment facing the Company, total sales increased to $15.5 billion in 2007, up 3% compared to 2006, and sales in the Company’s international division increased 15% in U.S. dollars and 6% in local currencies. Your Board is addressing key issues affecting the Company’s future growth and taking steps to return the Company to its performance levels in 2006, and the election of the Levitt Corp’s slate of directors could interrupt these efforts and jeopardize the Company’s prospects for a successful turnaround.

     WE ARE TAKING EVERY STEP NECESSARY TO IMPROVE PERFORMANCE AND INCREASE VALUE FOR ALL STOCKHOLDERS

     Your Board and management are confident that we are taking every step necessary to improve Office Depot’s performance. In our opinion, we have in place a thoughtful, long-range strategic plan designed to increase value for all of Office Depot’s stockholders. In recent weeks we have met with a number of stockholders to hear your views and we intend to meet with more stockholders in the coming weeks to discuss our turnaround plan going forward.

     Each of our three divisions has detailed action plans in place to improve margins and drive sales and earnings growth. Included among the actions your Company has already taken are:

  A significant reduction in new store openings and the remodeling of existing stores;
  Aggressive measures to cut spending and shore up margins;
  Opening regional offices to support global business expansion, including a global sourcing office in Shenzhen, China;
  Continuing to grow North American Business Solutions, which posted strong double-digit sales growth in the technology product segment and with public sector customers;
  Adding talented leaders to the senior management ranks to drive the Company’s performance long-term;
  Increasing private brand penetration and focusing on ways to improve customer satisfaction; and
  Adding customers by improving product value offerings, growing loyalty programs and enhancing service offerings to complement product offerings.

     We intend to leave no stone unturned as we move forward and we pledge to you, our stockholders, that this Board and management team is fully committed to taking all steps necessary so that we can again deliver compelling value for stockholders.

LEVITT CORP HAS NOT DISCLOSED A PLAN TO IMPROVE OUR PERFORMANCE

     In contrast to Office Depot’s detailed turnaround plan that deals head-on with the difficult macroeconomic environment we face today, Alan Levan, Chairman and Chief Executive Officer of Levitt Corporation, was publicly reported to have admitted that the Levitt Corp has no strategic plan for Office Depot:

[I]t’s too soon to discuss whether [Levitt Corp] has a strategic plan for turning around the company.
— Alan Levan, CEO of Levitt Corporation South Florida Sun Sentinel, March 18, 2008*

LEVITT CORP’S NOMINATION PROCESS IS DISRUPTIVE

     Your Board is comprised of proven business leaders who are committed to doing what is in the best interests of Office Depot and ALL of its stockholders. Each of your directors has extensive knowledge of, and a commitment to, Office Depot and its businesses. After carefully considering the Levitt Corp’s nominees, your Board has unanimously determined that they are not the right persons to serve as Office Depot directors.

     Levitt Corp acquired all of its shares in Office Depot this month, purchasing the bulk of its shares only the week before launching its proxy contest. In filing its proxy, Levitt Corp disregarded the advance notice provisions in our bylaws applicable to all of our stockholders, and has sued us to have those provisions, which are meant to protect the interests of all of our stockholders, nullified. Your Board has serious concerns regarding the motivations of Levitt Corp in acquiring its shares, and these concerns are exacerbated by the poor recent performance of Levitt Corporation, including the approximate 93% drop in its share price over the past three years, and the recent bankruptcy of its wholly owned subsidiary Levitt and Sons, LLC. We are also concerned about the poor performance of BankAtlantic Bancorp, a corporation for which Alan Levan also serves as Chairman and Chief Executive Officer and where one of the dissident nominees is employed, including the approximate 75% drop in its share price over the past three years.

     We ask our stockholders to carefully consider what expertise Levitt Corp will provide to your Company, and whether the Levitt Corp nominees will responsibly make decisions in the best interests of all our stockholders, and not just those of Levitt Corp.

WE URGE ALL STOCKHOLDERS TO SUPPORT YOUR BOARD AND SENIOR MANAGEMENT TEAM AND VOTE THE WHITE PROXY CARD TODAY

     Your Board and management team have demonstrated an unwavering commitment to building value for all Office Depot stockholders and are positioning the Company for sustainable and profitable growth. We strongly urge all Office Depot stockholders to support your Board of Directors and vote FOR the Company’s directors on the enclosed WHITE proxy card today.

We thank you for your continued support of Office Depot.

On behalf of the Board of Directors,

Sincerely,
Steve Odland	Neil R. Austrian
Chairman of the Board and Chief Executive Officer	Lead Director

* Permission to excerpt was neither sought nor obtained.

Additional Information
In connection with the solicitation of proxies, Office Depot filed with the Securities and Exchange Commission (the “SEC”) and mailed to stockholders a definitive proxy statement dated March 14, 2008 (as supplemented by proxy supplement no. 1 dated March 24, 2008, the “Proxy Statement”). The Proxy Statement contains important information about Office Depot and the 2008 annual stockholders meeting. Office Depot’s stockholders are urged to read the Proxy Statement carefully. Stockholders may obtain additional free copies of the Proxy Statement and other relevant documents filed with the SEC by Office Depot through the website maintained by the SEC at www.sec.gov. The Proxy Statement and other relevant documents may also be obtained free of charge from Office Depot by contacting Investor Relations in writing at Office Depot at 2200 Old Germantown Road, Delray Beach, FL; or by phone at 561-438-3657; or by email at brian.turcotte@officedepot.com. The Proxy Statement is also available on Office Depot’s website at www.officedepot.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the Proxy Statement. Stockholders may also contact MacKenzie Partners, Inc. with questions or requests for additional copies of the proxy materials by calling toll-free (800) 322-2885 or collect (212) 929-5500, or by email at officedepotproxy@mackenziepartners.com.

About Office Depot
Every day, Office Depot is Taking Care of Business for millions of customers around the globe. For the local corner store as well as Fortune 500 companies, Office Depot provides products and services to its customers through more than 1,600 worldwide retail stores, a dedicated sales force, top-rated catalogs and a $4.9 billion e-commerce operation. Office Depot has annual sales of approximately $15.5 billion, and employs about 49,000 associates around the world. The Company provides more office products and services to more customers in more countries than any other company, and currently sells to customers directly or through affiliates in 43 countries.

Office Depot's common stock is listed on the New York Stock Exchange under the symbol ODP and is included in the S&P 500 Index. Additional press information can be found at: http://mediarelations.officedepot.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS:
The Private Securities Litigation Reform Act of 1995, as amended (the “Act”) provides protection from liability in private lawsuits for “forward-looking” statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the “safe harbor” provisions of the Act. Certain statements made in this press release are “forward-looking” statements under the Act. Except for historical financial and business performance information, statements made in this press release should be considered ‘forward-looking’ as referred to in the Act. These forward-looking statements speak only as of the date of this press release; we disclaim any obligation to update these statements, and we caution you not to rely on them unduly. Much of the information that looks towards future performance of our company is based on various factors and important expectations and assumptions about future events that may or may not actually come true. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made in this press release. Certain risks and uncertainties are detailed from time to time in our filings with the SEC. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. The Company’s SEC filings are readily obtainable at no charge at www.sec.gov and at www.freeEDGAR.com, as well as on a number of other commercial web sites.